UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2016

TRANSATLANTIC PETROLEUM LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-34574	None
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

16803 Dallas Parkway Dallas, Texas	75001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 220-4323

(Former name or former address, if changed since last report)

________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 11, 2016, TransAtlantic Petroleum Ltd. (the “Company”) issued a press release reporting certain preliminary, estimated financial results of the Company for the twelve months ended December 31, 2015 and announcing its intent to file a Form 12b-25 to provide for an additional fifteen days to file its Annual Report on Form 10-K for the twelve months ended December 31, 2015 (the “Form 10-K”). The press release also contains information relating to items that will be reported in the Company’s Form 12b-25 when filed.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, as described further in Item 7.01, the slides to be used in a presentation by the Company at the 28th Annual Roth Conference contain certain preliminary, estimated financial results for the Company for the twelve months ended December 31, 2015.  A copy of the slides are attached hereto as Exhibit 99.2

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to Item 2.02 of this Current Report in such filing.

Item 7.01 Regulation FD Disclosure.

As disclosed in Item 2.02 above, on March 11, 2016, the Company issued a press release reporting certain preliminary, estimated financial results of the Company for the twelve months ended December 31, 2015 and announcing its intent to file a Form 12b-25. Due to the steep decline in oil prices during 2015, the classification of the Company’s Albanian segment as discontinued operations and the Company’s ongoing processes to sell assets and restructure its debt, the Company requires additional time to complete its 2015 financial statements, particularly its deferred income tax accounting and consideration of its asset impairment analysis as it relates to the Company’s Albanian segment. The Company intends to file its Form 10-K within the 15-day extension period afforded by Rule 12b-25 under the Exchange Act.

In addition, on March 11, 2016, the Company announced that it would be presenting at the 28th Annual Roth Conference on March 14, 2016.  A copy of the slides to be presented in such presentation are attached hereto as Exhibit 99.2 and a copy of such presentation will be posted to our website www.transatlanticpetroleum.com.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to Item 7.01 of this Current Report in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release, dated March 11, 2016, issued by TransAtlantic Petroleum Ltd.
99.2	TransAtlantic Petroleum Ltd. Investor Presentation dated March 11, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 11, 2016

TRANSATLANTIC PETROLEUM LTD.

		By:	/s/ Chad Burkhardt
Chad Burkhardt
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release, dated March 11, 2016, issued by TransAtlantic Petroleum Ltd.
99.2	TransAtlantic Petroleum Ltd. Investor Presentation dated March 11, 2016